Exhibit 10.1

AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED
 MASTER LOAN AGREEMENT

THIS AMENDMENT NO. 3 TO FIRST AMENDED AND RESTATED MASTER LOAN AGREEMENT (this “Amendment”) is made and entered into effective April 1, 2015, by and between NORTHWEST FARM CREDIT SERVICES, FLCA (“Lender”) and POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP (“Borrower”).

RECITALS

WHEREAS, Borrower and Lender entered into a First Amended and Restated Master Loan Agreement dated June 10, 2010 (herein, as at any time amended, extended, restated, renewed, supplemented or modified, the “Loan Agreement”) and other Loan Documents, as that term is defined therein;

WHEREAS, Borrower and Lender desire to modify the Loan Agreement for the purposes stated herein.

NOW, THEREFORE, for good and valuable consideration, Borrower and Lender agree as follows:

1.           Except as expressly modified or changed herein, all terms and conditions of the Loan Agreement and the other Loan Documents shall remain in full force and effect and shall not be changed hereunder.

2.           The following definition contained in Article 1 of the Loan Agreement is hereby amended to provide as follows:

“Timber Funds” means, ORM Timber Fund I, LP, ORM Timber Fund II, Inc., ORM Timber Fund III (REIT) Inc. and any future similar timberland investment entity.

3.           There shall be added a new sub-paragraph 7.01.b.ix, to the Loan Agreement, as follows:

ix.           Borrower shall provide sufficient detail for each financial report required under Paragraphs 7.01b.i and ii, to reflect only the non-controlling interest held by Borrower in the Timber Funds.  Such detail shall be in a form and with such substance as required by Lender.

4.           This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one and the same instrument.  This Amendment shall not constitute a novation and shall in no way adversely affect or impair the lien priority of the Loan Documents.  Each of the Loan Documents shall remain in effect and is valid, binding and enforceable according to its terms, except as modified by this Amendment.  Time is of the essence in the performance of the Loan Agreement and the other Loan Documents.  This Amendment shall be binding upon and inure to the benefit of the respective successors and assigns of Borrower and Lender.

In Witness Whereof, the parties hereto have duly executed this Amendment to be effective as of the date first above written.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

LENDER:
NORTHWEST FARM CREDIT SERVICES, FLCA

By:
Authorized Agent

BORROWER:
POPE RESOURCES, A DELAWARE LIMITED PARTNERSHIP
By: Pope MGP Inc., a Delaware corporation, its Managing General Partner

By:
Thomas M. Ringo, President and CEO